SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported25-Jun-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE11
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jun-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Jun-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated          25-Jun-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE11

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jun-02

DISTRIBUTION SUMMARY

                         Beginning             Current Period        Accrued
          Original Current Principa Principal   Pass-Through        Interest
Class  Face Value           Amount Distribution         Rate Distributed (1)
A-1    215000000.00    213889058.96  1794645.15      2.19000%       364324.36
A-2    100000000.00     99400237.40   987406.60      2.21500%       171244.52
A-3    120000000.00    119280284.88  1184887.92      2.17000%       201318.61
A-IO   264262500.00    262786020.60        0.00      6.16000%      1418690.94
M-1     31000000.00     31000000.00        0.00      2.72000%        65582.22
M-2     25750000.00     25750000.00        0.00      3.39000%        67894.17
B-1     19250000.00     19250000.00        0.00      4.14000%        61985.00
B-2      4000000.00      4000000.00        0.00      4.59000%        14280.00
X      515000050.00    512569580.63        0.00                          0.00
R             50.00            0.00        0.00      2.17000%            0.00
Total  515000050.00    512569581.23  3966939.67                    2365319.82


                      Certificate      Ending
     Realized Loss        Interest Current Prin
         Principal      Shortfall      Amount
Class
  A-1           N/A            0.00212094413.81
  A-2           N/A            0.00 98412830.80
  A-3           N/A            0.00118095396.96
 A-IO           N/A            0.00260376104.75
  M-1          0.00            0.00 31000000.00
  M-2          0.00            0.00 25750000.00
  B-1          0.00            0.00 19250000.00
  B-2          0.00            0.00  4000000.00
    X           N/A            0.00509788260.29
    R           N/A            0.00        0.00
Total          0.00            0.00508602641.57

AMOUNTS PER $1,000 UNIT
                                                    Interest          Ending
                              Prin         Int Carry-forward       Curr Prin
ClassCusip            Distribution Distribution       Amount          Amount
A-1  22540VM74          8.34718675  1.69453191    0.00000000    986.48564561
A-2  22540VM82          9.87406599  1.71244520    0.00000000    984.12830800
A-3  22540VM90          9.87406599  1.67765508    0.00000000    984.12830800
A-IO 22540VN24          0.00000000  5.36849133    0.00000000    985.29342889
M-1  22540VN40          0.00000000  2.11555548    0.00000000   1000.00000000
M-2  22540VN57          0.00000000  2.63666680    0.00000000   1000.00000000
B-1  22540VN65          0.00000000  3.22000000    0.00000000   1000.00000000
B-2  22540VN73          0.00000000  3.57000000    0.00000000   1000.00000000
X    BCC06ZWX9          0.00000000  0.00000000    0.00000000    989.88002096
R    22540VN32          0.00000000  0.00000000    0.00000000      0.00000000

                                     GROUP 1      GROUP 2         TOTAL
Principal Distributions:
Beginning Balance                  233115069.87 247507204.43    480622274.30
     Scheduled Principal             141874.05     155363.41       297237.46
     Prepayments (Includes Curtailm 1116396.43    1367686.46      2484082.89
     Net Liquidation Proceeds             0.00          0.00            0.00
     Loan Purchase Prices                 0.00          0.00            0.00
     Total Principal Remittance     1258270.48    1523049.87      2781320.35
     Net Realized Losses                  0.00          0.00            0.00
Ending Balance                     231856799.41 245984154.56    477840953.97

Ending Overcollateralization Amount                               1185618.72

Prefunding Account:
Beginning Balance                  20773506.68   54236815.50     75010322.18
Subsequent Transfer                  354497.65   42708518.21     43063015.86
Added to available certificate prin       0.00          0.00            0.00
Amount on Deposit in Prefunding Acc20419009.03   11528297.29     31947306.32

Aggregate Ending Collateral Balance                             509788260.29

Interest Distributions:
Scheduled Interest  - Current Perio 1625675.72    1702571.43      3328247.16
Capitalized Interest Account withdr  116892.54      65995.95       182888.49
Less Relief Act Interest Shortfall        0.00          0.00            0.00
                                    1742568.26    1768567.38      3511135.65
Capitalized Interest Account:
Beginning Balance                                                  833323.82
plus: Investment Income                                                 0.00
less: Capitalized Interest Requirement                             182888.49
less: Withdrawal of Overfunded Interest Amount to Depositor        478635.51
Ending Balance                                                     171799.81

                                     GROUP 1      GROUP 2         TOTAL
Servicing Fee                         97131.26     103128.00       200259.26
Trustee Fee                             621.64        660.02         1281.66
FSA Premium                           10694.45      10934.03        21628.48

AdvanCurrent Aggregate  Advances   1,502,916.76  1,446,187.00    2,949,103.76
     Outstanding Aggregate Advances1,651,616.69  1,590,339.69    3,241,956.38

Delinquency Information
                                  GROUP 1                     GROUP 2
                             Count       Balance       Count           Balance
31-60 days delinquent         46 5,340,256.28               21 2,367,849.96
61-90 days delinquent          8   709,255.79                9 1,506,877.82
91 or more days delinquent     0         0.00                0         0.00

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.
Mortgage Loans in Foreclosure Proceedings
                                   Count       Balance
                   GROUP 1                   4    891,029.74
                   GROUP 2                   5    796,258.54

Mortgage Loans in Bankruptcy
                                   Count       Balance
                   GROUP 1                   0          0.00
                   GROUP 2                   2    334,717.13

Mortgage Loans in REO              Count       Balance       Market Value
                   GROUP 1                   0          0.00            0.00
                   GROUP 2                   0          0.00            0.00

Mortgage Outstanding               Count       Balance
                                         3,497 477,840,953.97



Number of Loans for which Prepayment Premiums were collected              13
Amount of Prepayment Premiums                                      69,722.70

Current Rolling Three Month Delinquency Rate (60+days)               0.83135%
Rolling Three Month Delinquency Rate Average (60+days)               0.59233%

Number of Loans Repurchased                                                0
Principal Balance of Loans Repurchased                                  0.00

Realized Losses incurred during the related Due Period                  0.00
Cumulative Net Realized Losses since Startup Day                        0.00

Weighted Average Term to Maturity of Mortgage Loans                        0
Weighted Average Gross Coupon of Mortgage Loans                      8.80984%
Weighted Average Net Coupon of Mortgage Loans                        8.28914%

Insured Payment on Class A                                                 0



Senior Enhancement Percentage                                       15.60764%

Net Excess Spread                                                    2.01429%

Deposit to Basis Risk Reserve Fund                                      0.00
Basis Risk Reserve Fund Balance                                     5,000.00

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE11


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA